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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------
                                    FORM 8-K

                       ----------------------------------
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               AUGUST 14, 2002                             1-14355
           -----------------------                  ----------------------
           Date of Report (Date of                  Commission File Number
           earliest event reported)


                              24/7 REAL MEDIA, INC.
             (Exact name of registrant as specified in its charter)


                   DELAWARE                           13-3995672
        -------------------------------          ---------------------
        (State or other jurisdiction of            (I.R.S. Employer
         incorporation or organization)          Identification Number)

                                  1250 BROADWAY
                            NEW YORK, NEW YORK 10001
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 231-7100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE.

         On August 14, 2002, the Company's Chief Executive Officer and Chief Financial Officer certified the Company's Quarterly Report on Form 10-Q for the three-month period ending June 30, 2002, pursuant to 18 U.S.C.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         The Certifications are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL STATEMENTS.

                  Not applicable.

         (c)      EXHIBITS.

                  99.1     Certification of David Moore, Chief Executive
                           Officer.

                  99.2     Certification of Norman Blashka, Chief Financial
                           Officer.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      24/7 REAL MEDIA, INC.


Date: August 14, 2002                 By:    /s/ Mark E. Moran
                                             -----------------------------
                                      Name:  Mark E. Moran
                                      Title: Executive Vice President and
                                             General Counsel


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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------

     99.1                  Certification of David Moore, Chief Executive
                           Officer.

     99.2                  Certification of Norman Blashka, Chief Financial
                           Officer.


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